Earnings Per Share	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Earnings Per Share

NOTE 43. EARNINGS PER SHARE
Earnings per share are calculated by dividing income attributable to parent company´s owners by the weighted average number of outstanding ordinary shares during the year. As the Group does not have preferred shares or debt convertible into shares, basic earnings are equal to diluted earnings per share.

	12.31.25	12.31.24	12.31.23
Net Income for the Year Attributable to Parent Company´s Owners	212,523,704	2,115,458,228	965,881,373
Weighted Average Ordinary Shares	1,604,164	1,483,089	1,474,692
Earnings per Share	132.48	1,426.39	654.97